Morgan Stanley Institutional Fund Trust - High
Yield Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 Boxer Parent Co. Inc.
Purchase/Trade Date:	  04/08/2014
Offering Price of Shares: $99.500
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets: 0.53
Brokers:  Credit Suisse, RBC Capital Markets,
Barclays, Bofa Merrill Lynch, BMO Capital
Markets, Citigroup, Deutsche Bank Securities,
Goldman, Sachs & Co., HSBC, Jefferies,
Mizuho Securities, Morgan Stanley, UBS
Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Air Canada
Purchase/Trade Date:	  04/10/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.025
Percentage of Fund's Total Assets: 0.53
Brokers:  JP Morgan, Citigroup, Credit Suisse,
Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.




Securities Purchased:	 Interactive Data Corp.
Purchase/Trade Date:	  04/17/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.029
Percentage of Fund's Total Assets: 0.53
Brokers:  Barclays, Goldman Sachs & Co., Bofa
Merrill Lynch, Credit Suisse, UBS Investment
Bank, Deutsche Bank Securities, Morgan
Stanley, Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altice SA
Purchase/Trade Date:	  04/23/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $2,900,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.007
Percentage of Fund's Total Assets: 1.07
Brokers:  Goldman Sachs International,
Deutsche Bank, JP Morgan, Barclays, BNP
Paribas, Credit Agricole CIB, Credit Suisse,
Morgan Stanley, ING, Natixis, Societe Generale
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.






Securities Purchased:	 Numericable Group SA
Purchase/Trade Date:	  04/23/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $4,000,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets: 2.67
Brokers:  JP Morgan, Deutsche Bank, Goldman
Sachs International, Barclays, BNP Paribas,
Credit Agricole CIB, Credit Suisse, Morgan
Stanley, ING, Mediobanca, Natixis, Societe
Generale, UniCredit Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Numericable Group SA
Purchase/Trade Date:	  04/23/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $1,375,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.015
Percentage of Fund's Total Assets: 1.07
Brokers:  JP Morgan, Deutsche Bank, Goldman
Sachs International, Barclays, BNP Paribas,
Credit Agricole CIB, Credit Suisse, Morgan
Stanley, ING, Mediobanca, Natixis, Societe
Generale, UniCredit Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.





Securities Purchased:	 Clear Channel
Communications Inc.
Purchase/Trade Date:	  04/28/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.012
Percentage of Fund's Total Assets: 0.53
Brokers:  Goldman Sachs & Co., Credit Suisse,
Citigroup, Morgan Stanley, Deutsche Bank
Securities, Wells Fargo Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ocwen Financial Corp.
Purchase/Trade Date:	  05/07/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.029
Percentage of Fund's Total Assets:  0.52
Brokers:  Barclays, Wells Fargo Securities, Bofa
Merrill Lynch, Morgan Stanley
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.








Securities Purchased:	 Live Nation
Entertainment Inc.
Purchase/Trade Date:	  05/19/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.040
Percentage of Fund's Total Assets:  0.52
Brokers:  Goldman Sachs & Co., JP Morgan,
Bofa Merrill Lynch, HSBC, Morgan Stanley,
RBS, Scotiabank, Wells Fargo Securities,
Mitsubishi UFJ Securities, SunTrust Robinson
Humphrey
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Outerwall, Inc.
Purchase/Trade Date:	  06/04/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:
0.100
Percentage of Fund's Total Assets:  1.57
Brokers:  HSBC, Bofa Merrill Lynch, US
Bancorp, RBC Capital Markets, Mitsubishi UFJ
Securities, Morgan Stanley, Comerica
Securities, BMO Capital Markets
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.






Securities Purchased:	 Infinity Acquisition LLC
Purchase/Trade Date:	  07/16/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $185,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund:
0.027
Percentage of Fund's Total Assets:  0.09
Brokers:  Bofa Merrill Lynch, Goldman Sachs
& Co., Credit Suisse, Deutsche Bank Securities,
Morgan Stanley, RBC Capital Markets,
Blackstone Capital Markets, KKR Capital
Markets, MCS Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 XPO Logistics Inc.
Purchase/Trade Date:	  08/14/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund:
0.100
Percentage of Fund's Total Assets:  0.90
Brokers:  Credit Suisse, Morgan Stanley,
Citigroup, Deutsche Bank Securities, BB&T
Capital Markets, FBR, KeyBanc Capital
Markets, Oppenheimer & Co., Raymond James,
RBS, Stifel, Avondale Partners, Cowen and
Company
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.





Securities Purchased:	 Frontier
Communications Corp.
Purchase/Trade Date:	  09/03/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $775,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets:  0.18
Brokers:  JP Morgan, Citigroup, Morgan
Stanley, Barclays, Credit Suisse, Deutsche Bank
Securities, RBS
Purchased from:  JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Frontier
Communications Corp.
Purchase/Trade Date:	  09/03/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $775,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund:
0.013
Percentage of Fund's Total Assets:  0.18
Brokers:  JP Morgan, Citigroup, Morgan
Stanley, Barclays, Credit Suisse, Deutsche Bank
Securities, RBS
Purchased from:  JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.







Securities Purchased:	 DPL Inc.
Purchase/Trade Date:	  09/25/2014
Offering Price of Shares: $100.000
Total Amount of Offering: $200,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund:
0.100
Percentage of Fund's Total Assets:  0.36
Brokers:  Bofa Merrill Lynch, Morgan Stanley,
US Bancorp, PNC Capital Markets LLC, Fifth
Third Securities Inc., Huntington Investment
Company, Regions Securities LLC, BMO
Capital Markets
Purchased from:  Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.